UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2025
NORDSON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	000-07977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road Westlake, Ohio 44145 (Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 440-892-1580
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment No. 1 to the Current Report on Form 8-K amends Item 5.02 of the Current Report on Form 8-K filed on April 29, 2025 (the “Original Form 8- K”). The Original Form 8-K reported that, on April 28, 2025, Stephen Lovass ceased to serve as segment leader for the Medical and Fluid Solutions Segment of Nordson Corporation (“Nordson” or the “Company). Mr. Lovass would assist with the leadership transition for the segment until June 1, 2025, on which date he would separate from the Company.

Subsequently, the Company and Mr. Lovass entered into a Separation Agreement and Release (the “Agreement”). Under the Agreement, and conditioned upon his execution of the incorporated release of claims for the benefit of the Company, which became effective on June 10, 2025, Mr. Lovass will be entitled to the following payments and benefits, subject to applicable withholding taxes, in exchange for his assistance with the leadership transition and customary post-employment non-competition and non-solicitation obligations, each for one year, and indefinite confidentiality and non-disparagement obligations: a pro-rata annual cash incentive for fiscal year 2025; a cash payment of $832,759 (inclusive of severance plus the value of one year of COBRA coverage); outstanding stock options that were granted on or before December 1, 2022 or earlier will continue to vest on the scheduled vesting dates and will remain exercisable until the earlier of June 1, 2030 or the original expiration date of the applicable stock option award; outstanding restricted shares/units that were granted on or before December 1, 2022 will vest on a pro-rated basis; outstanding performance share units that were granted on December 1, 2022 will vest, to the extent earned based on actual performance results during the full performance period of the applicable award, on a pro-rated basis; outplacement services capped at $10,000 and financial planning services capped at $5,000. This summary is qualified in its entirety by the text of the Agreement, which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ending July 31, 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSON CORPORATION

Date:	June 11, 2025	By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Executive Vice President, General Counsel & Secretary